Prospectus Supplement -- Oct. 1, 2004*
        AXP Partners International Core Fund (Dec. 30, 2003) S-6259-99 D


The "Principal Investment Strategies" section has been revised as follows:

PRINCIPAL INVESTMENT STRATEGIES

The Fund's assets are primarily invested in equity securities of foreign issuers. The Fund may invest in less developed or emerging markets. The Fund invests mainly in midsize and large companies although it may invest in companies of any size. The Fund is called a "core" fund because it invests in a blend of both value and growth stocks. At times the Fund may favor one more than the other based on available opportunities.

American Express Financial Corporation (AEFC) serves as the investment manager to the Fund and is responsible for the Fund's overall administration, distribution and oversight of the subadvisers. AEFC has selected two independent asset managers to subadvise the Fund with differing management styles to provide diversified exposure to foreign markets: The Boston Company Asset Management LLC (Boston Company), a subsidiary of Mellon Financial Corporation and an affiliate of The Dreyfus Corporation, and Marsico Capital Management, LLC (Marsico), an indirect wholly-owned subsidiary of Bank of America Corporation (the Subadvisers). Each of the Subadvisers acts independently of the other and uses its own methodology for selecting stocks.

BOSTON COMPANY

Boston Company`s investment approach is value oriented, research driven, and risk averse. In selecting stocks, Boston Company identifies potential investments through extensive quantitative and fundamental research. The research draws on multiple sources, including independent data services, in-house research analysis, earnings models, and information obtained from interviews with company management. Emphasizing individual stock selection rather than economic and industry trends, Boston Company focuses on three key factors:

o value, or how a stock is valued relative to its intrinsic worth based on traditional value measures,

o business health, or overall efficiency and profitability as measured by return on assets and return on equity, and

o business momentum, in the form of improving profitability, or the presence of a catalyst, such as a corporate restructuring, a change in management, or a spin-off, that potentially will trigger a price increase near term to midterm.

Boston Company's decision to sell a stock depends on many factors. Boston Company will consider selling a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of the Boston Company's expectations.

MARSICO

In selecting primarily growth investments for the Fund, Marsico uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The top-down approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. Marsico also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico identifies sectors, industries and companies, which should benefit from the overall trends observed.

Marsico then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, Marsico focuses on a number of different attributes, including the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; apparent commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This is called bottom-up stock selection.

Unusual Market Conditions

During unusual market conditions, the Fund may invest in cash and money market instruments than during normal market conditions. Although the Fund could invest in these securities as well as U.S. government obligations, investment grade debt securities, and equity securities of U.S. issuers, it would do so primarily to reduce the foreign market risk. This type of investing could prevent the Fund from achieving its investment objective and could result in more frequent trading and increased fees, expenses, and taxes.

The "Investment Manager" section has been revised as follows:

AEFC selects, contracts with, and compensates the Subadvisers to manage the investment of the Fund's assets. AEFC monitors the compliance of the Subadvisers with the investment objectives and related policies of the Fund, reviews the performance of the Subadvisers, and reports periodically to the Board of Directors.

The Subadvisers each manage a portion of the Fund's assets based upon their respective experience in managing international funds investing in developed and emerging foreign markets whose investment goals and strategies are substantially similar to those of the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with AEFC's determination of the allocation that is in the best interests of the Fund's shareholders.

BOSTON COMPANY

D. Kirk Henry, CFA, joined Boston Company in 1994 to help spearhead the firm's international equity group. He serves as Senior Vice President and Director of International Investments. He is the lead portfolio manager on Boston Company's portion of the Fund. Prior to joining Boston Company, he was an Executive Vice President at Cseh International & Associates Inc. Previously, he was an international portfolio manager at Provident Capital Management, Inc. He started his career as a securities analyst with First Chicago Investment Advisors and Sears Investment Management Company. Mr. Henry graduated with a BA in human biology from Stanford University. He received his MBA in accounting/finance from the University of Chicago and is a Chartered Financial Analyst charter holder.

Clifford A. Smith, CFA, serves as an international equity portfolio manager/security analyst and as Senior Vice President. He joined the Boston Company in 1998 as Assistant Vice President, was promoted to Vice President in 1999, and became a Senior Vice President and portfolio manager in 2001. He is a member of the International Equity portfolio management staff and conducts research on global technology and European capital goods companies. Prior to joining Boston Company, Mr. Smith was Assistant Vice President of the Corporate Banking Division of Mellon Bank from 1995 to 1998. Mr. Smith holds a BS in engineering from Pennsylvania State University, an MS in engineering from Princeton University, and an MBA from Carnegie Mellon University. He is a Chartered Financial Analyst charter holder.

MARSICO

James G. Gendelman, Portfolio Manager and Senior Analyst, joined Marsico in May 2000. He is the portfolio manager on Marsico's portion of the Fund. Prior to joining Marsico, Mr. Gendelman spent 13 years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a bachelor's degree in Accounting from Michigan State University and a MBA in Finance from the University of Chicago. Mr. Gendelman was a certified public accountant for Ernst & Young from 1983 to 1985.

AEFC

The Fund pays AEFC a fee for managing its assets. Under the Investment Management Services Agreement, the fee for the most recent fiscal year was .94% of the Fund's average daily net assets including an adjustment under the terms of a performance incentive arrangement. The maximum adjustment (increase or decrease) will be 0.12% of the Fund's average net assets on an annual basis. AEFC, in turn, pays a portion of this fee to each of the Subadvisers. Under the agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses. AEFC or an affiliate may make payments from its own resources, which include profits from management fees paid by the Fund, to compensate broker-dealers or other persons for providing distribution assistance. AEFC, located at 200 AXP Financial Center, Minneapolis, Minnesota 55474, is a wholly-owned subsidiary of American Express Company, a financial services company with headquarters at American Express Tower, World Financial Center, New York, New York 10285. In addition to managing investments for all of the AXP funds, AEFC manages investments for itself and its affiliates. For institutional clients, AEFC and its subsidiaries also provide investment management and related services such as separate account asset management, institutional trust and custody, and employee benefit plan administration, as well as investment products.

AEFC also serves as investment manager to the AXP Portfolio Builder Series, which are six affiliated fund-of-funds that provide asset-allocation services to shareholders by investing in shares of other AXP Funds, including the Fund. The Fund may experience relatively large purchases or redemptions from the Portfolio Builder Funds. Although AEFC seeks to minimize the impact of these transactions by structuring them over a reasonable period of time, the Fund may experience increased expenses as it buys and sells portfolio securities to manage these Portfolio Builder related transactions. In addition, because the Portfolio Builder Funds may own a substantial portion of the Fund, a redemption by the Portfolio Builder Funds could cause the Fund's expense ratio to increase as the Fund's fixed costs would be spread over a smaller asset base. AEFC monitors expense levels and is committed to offering funds that are competitively priced. AEFC will report to the Fund's Board of Directors the steps it has taken to manage any potential conflicts.

The Boston Company is located at One Boston Place, Boston, Massachusetts. Boston Company, subject to the supervision and approval of AEFC, provides investment advisory assistance and day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with AEFC.

Marsico is located at 1200 17th Street, Suite 1600, Denver, Colorado 80202. Marsico, subject to the supervision and approval of AEFC, provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information, under a Subadvisory Agreement with AEFC. Marsico is an indirect wholly-owned subsidiary of Bank of America Corporation.

The Fund operates under an order from the Securities and Exchange Commission that permits AEFC, subject to the approval of the Board of Directors, to appoint a subadviser or change the terms of a subadvisory agreement for the Fund without first obtaining shareholder approval. The order permits the Fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.


The rest of the section remains the same.



S-6259-4 (10/04)

Valid until next update.
*Destroy Dec. 30, 2004